                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004 (November 22, 2004)
                                                -------------------------------------

                            ENERGY WEST, INCORPORATED
-------------------------------------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

     MONTANA                      0-14183                    81-0141785
---------------------------------------------------------------------------------------
(State or other jurisdiction    (Commission         (IRS Employer Identification No.)
    of incorporation)            File Number)

 1 First Avenue South, Great Falls, Montana                      59401
---------------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   406-791-7500
                                                   ------------------------------------

                                 Not Applicable
---------------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

         On November 22, 2004, the Company issued a press release announcing that on November 16, 2004, it received notice from the staff at Nasdaq indicating that the Company is not in compliance with Nasdaq's requirements for the continued
listing of the Company's common stock on the Nasdaq National Market due to the failure to timely file the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, as required under Marketplace Rule 4310(c)(14). The notice does not by itself result in immediate delisting of the Company's common stock.

         A copy of the press release is included as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS. The following exhibits are filed herewith:

              99.1 Press Release dated November 22, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENERGY WEST, INCORPORATED

Date  November 22, 2004
                                      By: /s/  John C. Allen
                                         ---------------------------------------
                                      Name:    John C. Allen
                                      Title:   Senior Vice President and General
                                               Counsel